UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                (AMENDMENT NO. 2)

                                 CURRENT REPORT

                 -----------------------------------------------

                       PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 22, 1998


                          OCWEN ASSET INVESTMENT CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



        VIRGINIA                  001-14043                  65-0736120
    (STATE OR OTHER              (COMMISSION              (I.R.S. EMPLOYER
      JURISDICTION               FILE NUMBER)             IDENTIFICATION NO.)
   OF INCORPORATION)


                              THE FORUM, SUITE 1000
         1675 PALM BEACH LAKES BOULEVARD, WEST PALM BEACH, FLORIDA     33401
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)             (ZIP CODE)


                                 (561) 681-8000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      (i)    Financial  statements  related to the following  properties  are incorporated herein by reference as Exhibit 99.1:

                (1)   841 Prudential Drive
                (2)   450 Sansome Street
                (3)   Cortez Plaza
                (4)   Bayers Road Shopping Centre

         (ii) Supplemental financial data related to the operations of the following properties is incorporated herein by reference as
                Exhibit 99.2:

                (1)   841 Prudential Drive
                (2)   Ten United Nations Plaza
                (3)   690 Market Street
                (4)   Park Center 1

         (iii) Financial statements related to Ten United Nations Plaza are attached hereto, and incorporated herein by reference, as
                Exhibit 99.3

(b)      Pro forma financial  information related to the properties listed under
         Item 7(a)(i) is attached hereto, and incorporated herein by reference, as Exhibit 99.4.

(c)      Exhibits

         The following exhibits are filed as part of this report:

         2.1      Purchase  and  Sale  Agreement  dated  June 9,  1998,  between
                  Prudential Insurance Co. of America and Ocwen Capital Corporation (1)
         2.2 Assignment and Assumption Agreement dated July 22, 1998, between Ocwen Capital Corporation and OAIC Jacksonville, LLC
                  (3)
         10.1 Amended and Restated Loan Agreement by and among, inter alia, OAIC California Partnership, L.P., OAIC California Partnership II, L.P., Salomon Brothers Realty Corp. and LaSalle National Bank, dated as of June 10, 1998 (2)
         99.1     Financial statements of certain properties acquired (3)
         99.2     Supplemental financial data (3)
         99.3     Pro forma financial information
         99.4     Financial statements related to Ten United Nations Plaza
================================================================================

                  (1) Incorporated  by reference  to the Current  Report on Form
                      8-K filed by the Company with the Commission on August 6, 1998.
                  (2) Incorporated  by  reference  to  the  Company's  Quarterly
                      Report on Form 10-Q for the quarterly period ended June 30, 1998.
                  (3) Incorporated  by reference  to the current  Report on Form
                      8-K/A dated July 22, 1998 and filed by the Company with the Commission on September 15, 1998.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                      OCWEN ASSET INVESTMENT CORP.
                      (Registrant)


                      By:  /s/ MARK S. ZEIDMAN
                           -----------------------------------------------------
                               Mark S. Zeidman
                               Senior Vice President and Chief Financial Officer



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Date:   January 27, 1999

                        INDEX TO EXHIBITS FILED HEREWITH



       Exhibit     Description                                              Page
       -------     -----------                                              ----

         99.3      PRO FORMA FINANCIAL INFORMATION.
                   --------------------------------

                   (1)     Unaudited Condensed Pro Forma Consolidated        6
                           Statements of Operations for the Period May
                           14, 1997 to December 31, 1997.
                                                                             8
                   (2) Unaudited Condensed Pro Forma Consolidated Statements of Operations for the Nine Months
                           Ended September 30, 1998.
                                                                            10
                   (3) Unaudited Condensed Pro Forma Consolidated Statements of Operations for the Period
                           October 1, 1997 to September 30, 1998.

         99.4              TEN UNITED NATIONS PLAZA                         12
                           ------------------------

                           Statements of Revenue and Certain Expenses For The Year Ended December 31,1996 and the Six Months Ended June 30, 1997


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